UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 30, 2013

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Certificate of Incorporation or Bylaws

On July 30, 2013, the Board of Directors (the “Board”) of Bonanza Creek Energy, Inc. (the “Company”) amended and restated the Company’s Second Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective immediately.

The Bylaws amend and restate in their entirety the Company’s Second Amended and Restated Bylaws to, among other things, provide that the chairperson role is not a designated officer of the Company, but rather a member of the Board who is appointed by the Board.

The foregoing description is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)         The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description
3.1	Third Amended and Restated Bylaws of Bonanza Creek Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: August 1, 2013	By:	/s/ Christopher I. Humber

Christopher I. Humber

Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Bonanza Creek Energy, Inc.